SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2009

NATURAL BLUE RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-128060	13-3134389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2150 South 1300 East, Suite 500 Salt Lake City, Utah		84106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 739-3945

(Former Name or Former Address, if Changed Since Last Report): Datameg Corporation

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangement of Certain Officers.

A majority in interest of the Company’s shareholders held a special meeting of shareholders on August 1, 2009. At that special meeting, a new board was elected and took office on August 24, 2009. The former directors are James Murphy, Gerald Bellis, and Neil Gordon. The new directors are Toney Anaya, Paul Pelosi, Jr., Samir Burshan, Daryl Kim, and James Murphy. Mr. Anaya was appointed to be Chairman of the Board. James Murphy resigned all of his offices with the Company and subsidiaries except for going forward as a director. Mr. Bellis and Mr. Gordon submitted their resignations as directors effective July 24, 2009.

The new board appointed new executive officers who took office on August 24, 2009. The new executive officers are Chief Executive Officer (CEO) Toney Anaya, President Paul Pelosi, Jr., Secretary Paul Vuksich, Treasurer Walter R. Cruickshank, CFO Walter R. Cruickshank, and General Counsel Paul Vuksich. For additional details, please see the Information Statement Pursuant To Section 14(F) filed by the Company on August 8, 2009.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 24, 2009, the Company’s Bylaws were amended by shareholders holding a majority in interest of the outstanding common shares as follows:

  The minimum number of directors was increased from 1 to 5 directors.
  A Chief Executive Officer was added to the other mandatory officers who are the president, the secretary and the treasurer. A provision was added that one or more of the offices of chief executive officer, president, secretary or treasurer may not be held by the same person.

A complete copy of the amended bylaws is attached as an Exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3. Company Bylaws

Certain statements contained herein are forward looking. These forward-looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions. Many factors could cause actual results to differ significantly from these statement, including our history of operating losses, our need for additional financing, a failure of our products to perform as expected, introduction of competing products by other companies, pressures on prices from competitors and/or customers, regulatory obstacles to new product introductions, lack of acceptance of our products and industry changes. These risks, uncertainties and assumptions are detailed in documents filed by us with the Securities and Exchange Commission. The Company cautions that the foregoing list of important factors is not exclusive. Any forward-looking statements are made as of the date of the document in which they appear. The Company does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of the company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Blue Resources, Inc.

Dated: August 25, 2009	By:	/s/ Toney Anaya
Toney Anaya, Chairman and Chief Executive Officer